UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2007
Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices)     (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 14, 2007, the company announced the appointment of Michael R. Cannon as President, Global Operations, and on February 16, 2007, the company announced the appointment of Ronald G. Garriques as President, Global Consumer. In connection with these appointments, the company entered into a Letter Agreement regarding severance benefits and a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement with each executive. If either Mr. Cannon or Mr. Garriques is terminated before January 31, 2012 without good cause, or resigns before that date with good reason, he will receive the following cash severance compensation:

If termination date falls between:	Amount of Severance (less taxes and withholdings)
February 1, 2007 and January 31, 2008	$12 million
February 1, 2008 and January 31, 2009	$10 million
February 1, 2009 and January 31, 2010	$8 million
February 1, 2010 and January 31, 2011	$6 million
February 1, 2011 and January 31, 2012	$4 million
     After January 31, 2012 neither executive is entitled to severance compensation. In addition, each executive agreed to certain noncompetition and nonsolicitation obligations for a period of 12 months following his termination of employment.
     The company also entered into standard employment agreements with Mr. Cannon and Mr. Garriques that are substantially the same as those signed by all Dell employees upon commencement of employment. These standard employment agreements primarily address intellectual property and confidential and proprietary information matters, and do not contain provisions regarding compensation or continued employment.
     The Letter Agreements are attached as Exhibits 99.1 and 99.2, and the form of Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement is attached as Exhibit 99.3. The press release issued on February 14, 2007, announcing Mr. Cannon’s appointment, is attached as Exhibit 99.4, and the press release issued on February 16, 2007, announcing Mr. Garriques’ appointment, is attached as Exhibit 99.5.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Letter Agreement regarding Severance Benefits between Michael R. Cannon and Dell Inc.
99.2	Letter Agreement regarding Severance Benefits between Ronald G. Garriques and Dell Inc.
99.3	Form of Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement
99.4	Press Release, dated February 14, 2007, announcing the appointment of Michael R. Cannon as President, Global Operations
99.5	Press Release, dated February 16, 2007, announcing the appointment of Ronald G. Garriques as President, Global Consumer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: February 21, 2007	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
99.1	Letter Agreement regarding Severance Benefits between Michael R. Cannon and Dell Inc.
99.2	Letter Agreement regarding Severance Benefits between Ronald G. Garriques and Dell Inc.
99.3	Form of Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement
99.4	Press Release, dated February 14, 2007, announcing the appointment of Michael R. Cannon as President, Global Operations
99.5	Press Release, dated February 16, 2007, announcing the appointment of Ronald G. Garriques as President, Global Consumer

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